Income Taxes	12 Months Ended
Nov. 03, 2019
Income Tax Disclosure [Abstract]
Income Taxes
Components of Income from Continuing Operations Before Income Taxes
As a result of the Redomiciliation Transaction on April 4, 2018, the following references to domestic activities represent the U.S. for fiscal years 2019 and 2018 and Singapore for fiscal year 2017. The following table presents the components of income from continuing operations before income taxes for financial reporting purposes:

	Fiscal Year
	2019	2018	2017

	(In millions)
Domestic income (loss)	$(4,116)	$(705)	$2,102
Foreign income (loss)	6,342	5,250	(277)
Income from continuing operations before income taxes	$2,226	$4,545	$1,825

Components of Provision for (Benefit from) Income Taxes
The benefit from income taxes in fiscal year 2019 was primarily due to $232 million of excess tax benefits from stock-based awards that vested or were exercised during the period, $131 million from the recognition of gross unrecognized tax benefits as a result of audit settlements and lapses of statutes of limitations net of increases in balances related to tax positions taken during the current year, $80 million of benefit from deferred tax remeasurement in state and foreign jurisdictions, $66 million of benefit related to internal reorganizations, and $54 million of benefit from the partial release of our valuation allowance as a result of the CA Merger, partly offset by $113 million of expense from a change in estimate of our fiscal year 2018 benefit as a result of proposed U.S. Treasury regulations issued in fiscal year 2019 related to the 2017 Tax Reform Act.
The 2017 Tax Reform Act made significant changes to the U.S. Internal Revenue Code, including, but not limited to, a decrease in the U.S. corporate tax rate from 35% to 21% effective for tax years beginning after December 31, 2017, the transition of U.S. international taxation from a worldwide tax system to a participation exemption regime, and the transition tax on the mandatory deemed repatriation of accumulated non-U.S. earnings of U.S. controlled foreign corporations. Several provisions of the 2017 Tax Reform Act became effective for us for the first time in fiscal year 2019, including a new minimum tax on certain foreign earnings, known as Global Intangible Low-taxed Income (“GILTI”), a new incentive for foreign-derived intangible income, changes to the limitation on the deductibility of certain executive compensation, and new limitations on the deductibility of interest expense. We have elected to account for GILTI as a period cost rather than on a deferred basis.
On December 22, 2017, the SEC issued Staff Accounting Bulletin No. 118. This guidance allowed registrants a “measurement period,” not to exceed one year from the date of enactment, to complete their accounting for the tax effects of the 2017 Tax Reform Act. We relied on this guidance to refine our estimates of the impact of the 2017 Tax Reform Act during the measurement period. The measurement period ended during our fiscal quarter ended February 3, 2019, and no adjustments were recorded. As a result, we consider our accounting for the tax effects of the 2017 Tax Reform Act to be complete based on our interpretation of the law and subsequently issued guidance. However, it is expected that the U.S. Treasury will continue to issue regulations and other guidance on the application of certain provisions of the 2017 Tax Reform Act that may impact our interpretation of the rules and our calculation of the tax impact of the transition tax on the mandatory deemed repatriation of accumulated non-U.S. earnings of U.S. controlled foreign corporations as of December 31, 2017 or other provisions of the 2017 Tax Reform Act.
In connection with the CA Merger in November 2018, we established $2,434 million of net deferred tax liabilities on the excess of the book basis over the tax basis of acquired identified intangible assets and investments in certain foreign subsidiaries that had not been indefinitely reinvested, partially offset by acquired tax attributes.
The benefit from income taxes in fiscal year 2018 was primarily due to income tax benefits recognized from the enactment of the 2017 Tax Reform Act and the Redomiciliation Transaction. As a result of the 2017 Tax Reform Act, we recorded a total provisional benefit of $7,278 million in fiscal year 2018. This provisional benefit included $7,212 million related to the Transition Tax, which was primarily due to a reduction of $10,457 million in our federal deferred income tax liabilities on accumulated non-U.S. earnings, partially offset by $2,133 million of federal provisional long-term Transaction Tax payable and $1,112 million of unrecognized federal tax benefits related to the Transition Tax. The provisional benefit also included $66 million related to the remeasurement of certain deferred tax assets and liabilities, which were based on the tax rates at which they were expected to be reversed in the future as a result of the 2017 Tax Reform Act.
The impact of the Redomiciliation Transaction and the related internal reorganizations included tax benefits of $1,162 million in fiscal year 2018 from the remeasurement of withholding taxes on undistributed earnings, partially offset by a $167 million tax provision on foreign earnings and profits subject to U.S. tax.
The income tax provision for fiscal year 2017 was primarily due to profit before tax and a discrete expense of $76 million resulting from entity reorganizations partially offset by the recognition of $273 million of excess tax benefits from stock-based awards that vested or were exercised during fiscal year 2017 and, to a lesser extent, the recognition of previously unrecognized tax benefits primarily as a result of audit settlements.
We have obtained several tax incentives from the Singapore Economic Development Board, an agency of the Government of Singapore, which provide that qualifying income earned in Singapore is subject to tax incentives or reduced rates of Singapore income tax. Each tax incentive was separate and distinct from the others, and may be granted, withheld, extended, modified, truncated, complied with or terminated independently without any effect on the other incentives. Subject to our compliance with the conditions specified in these incentives and legislative developments, the Singapore tax incentive is presently expected to expire in November 2025.
We have also obtained a tax holiday on our qualifying income in Malaysia, which is scheduled to expire in fiscal year 2028. The tax holiday that we negotiated in Malaysia is also subject to our compliance with various operating and other conditions. If we cannot, or elect not to, comply with the conditions specified, we will lose the related tax benefits and we could be required to refund previously realized material tax benefits.
Before taking into consideration the effects of the 2017 Tax Reform Act and other indirect tax impact, the effect of these tax incentives and tax holiday was to increase the benefit from income taxes by approximately $923 million and $590 million and increase diluted net income per share by $2.20 and $1.37 for fiscal years 2019 and 2018, respectively. For fiscal year 2017, the effect of these tax incentives and tax holiday was to reduce the overall provision for income taxes by approximately $237 million and reduce diluted net loss per share by $0.56.
During fiscal year 2019, we reevaluated our indefinite reinvestment assertion with regards to certain accumulated foreign earnings and concluded that we intend to indefinitely reinvest $2,677 million of such earnings as a result of interpretive guidance issued by the IRS. The amount of unrecognized deferred income tax liability indefinitely related to these earnings is estimated to be $281 million. All other current and future earnings of all our foreign subsidiaries are not considered permanently reinvested.
As a result of the Redomiciliation Transaction on April 4, 2018, the following references to current tax expense (benefit from) federal and state represent the U.S. for fiscal years 2019 and 2018 and Singapore for fiscal year 2017. Significant components of the provision for (benefit from) income taxes are as follows:

	Fiscal Year
	2019	2018	2017

	(In millions)
Current tax expense (benefit from):
Federal	$(49)	$255	$112
State	(16)	38	—
Foreign	342	171	158
	277	464	270
Deferred tax expense (benefit from):
Federal	(497)	(8,666)	(1)
State	(113)	(103)	—
Foreign	(177)	221	(234)
	(787)	(8,548)	(235)
Total provision for (benefit from) income taxes	$(510)	$(8,084)	$35

Rate Reconciliation

	Fiscal Year
	2019	2018	2017
Statutory tax rate	21.0%	21.0%	17.0%
State, net of federal benefit	(4.6)	(1.1)	—
2017 Tax reform	5.1	(159.0)	—
Redomiciliation transaction withholding tax remeasurement	—	(25.6)	—
Foreign income taxed at different rates	(52.5)	(16.3)	(0.8)
Excess tax benefits from stock-based compensation	(10.4)	(4.0)	—
Research and development credit	(7.6)	(2.9)	—
Deemed inclusion of foreign earnings	25.9	4.7	—
Tax holidays and concessions	—	—	(13.0)
Other, net	0.2	5.3	(1.3)
Effective tax rate on income before income taxes	(22.9)%	(177.9)%	1.9%

Summary of Deferred Income Taxes

	November 3, 2019	November 4, 2018

	(In millions)
Deferred income tax assets:
Net operating loss, credit and other carryforwards	$1,733	$1,421
Deferred revenue	316	—
Employee stock awards	218	159
Other deferred income tax assets	313	226
Gross deferred income tax assets	2,580	1,806
Less valuation allowance	(1,563)	(1,347)
Deferred income tax assets	1,017	459
Deferred income tax liabilities:
Depreciation and amortization	2,360	316
Foreign earnings not indefinitely reinvested	138	16
Other deferred income tax liabilities	—	12
Deferred income tax liabilities	2,498	344

Net deferred income tax assets (liabilities)	$(1,481)	$115

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their basis for income tax purposes and the tax effects of net operating losses and tax credit carryforwards. The increase in deferred income tax liabilities for depreciation and amortization is primarily due to the CA Merger.
The following table presents net deferred income tax assets (liabilities) as reflected on the consolidated balance sheets:

	November 3, 2019	November 4, 2018

	(In millions)
Other long-term assets	$50	$284
Other long-term liabilities	(1,531)	(169)
Net long-term income tax assets (liabilities)	$(1,481)	$115

The increase in the valuation allowance to $1,563 million in fiscal year 2019 from $1,347 million in fiscal year 2018 was primarily due to the CA Merger, foreign deferred tax assets arising from foreign credits, and losses not expected to be realized.
As of November 3, 2019, we had U.S. federal net operating loss carryforwards of $123 million, U.S. state net operating loss carryforwards of $2,813 million and other foreign net operating loss carryforwards of $1,157 million. U.S. federal and state net operating loss carryforwards begin to expire in fiscal year 2020. The other foreign net operating losses expire in various fiscal years beginning 2020. As of November 3, 2019, we had $252 million and $1,653 million of U.S. federal and state research and development tax credits, respectively, which if not utilized, begin to expire in fiscal year 2020.
The U.S. Tax Reform Act of 1986 limits the use of net operating loss and tax credit carryforwards in the case of an “ownership change” of a corporation or separate return loss year limitations. Any ownership changes, as defined, may restrict utilization of carryforwards. As of November 3, 2019, we had approximately $123 million of federal net operating loss carryforwards in the U.S. subject to an annual limitation. We do not expect these limitations to result in any permanent loss of our tax benefits.
Uncertain Tax Positions
Gross unrecognized tax benefits increased by $392 million during fiscal year 2019, resulting in gross unrecognized tax benefits of $4,422 million as of November 3, 2019.
Gross unrecognized tax benefits increased by $1,774 million during fiscal year 2018, resulting in gross unrecognized tax benefits of $4,030 million as of November 4, 2018. The increase in gross unrecognized tax benefits was primarily due to the recognition of unrecognized tax positions of $1,112 million related to the Transition Tax, offset by a reduction of our federal deferred income tax liabilities on accumulated non-U.S. earnings. The increase in gross unrecognized tax benefits was also due to the Redomiciliation Transaction, and to a lesser extent, the Brocade Merger.
Gross unrecognized tax benefits increased by $273 million during fiscal year 2017, resulting in gross unrecognized tax benefits of $2,256 million as of October 29, 2017. The increase in gross unrecognized tax benefits was primarily a result of restructuring activities in fiscal year 2017. During fiscal year 2017, we recognized $121 million of previously unrecognized tax benefits as a result of the audit settlement with taxing authorities, and $12 million as a result of the expiration of the statute of limitations for certain audit periods.
We recognize interest and penalties related to unrecognized tax benefits within provision for income taxes in the accompanying consolidated statements of operations. Accrued interest and penalties were included within other long-term liabilities on the consolidated balance sheets. As of November 3, 2019 and November 4, 2018, the combined amount of cumulative accrued interest and penalties was approximately $303 million and $190 million, respectively. The increase in cumulative accrued interest and penalties was primarily a result of the CA Merger.
The following table reconciles the beginning and ending balance of gross unrecognized tax benefits:

	Fiscal Year
	2019	2018	2017

	(In millions)
Beginning balance	$4,030	$2,256	$1,983
Lapses of statutes of limitations	(36)	(20)	(12)
Increases in balances related to tax positions taken during prior periods (including those related to acquisitions made during the year)	467	361	47
Decreases in balances related to tax positions taken during prior periods	(270)	(289)	(32)
Increases in balances related to tax positions taken during current period	460	1,726	391
Decreases in balances related to settlement with taxing authorities	(229)	(4)	(121)
Ending balance	$4,422	$4,030	$2,256

A portion of our unrecognized tax benefits will affect our effective tax rate if they are recognized upon favorable resolution of the uncertain tax positions. As of November 3, 2019 and November 4, 2018, approximately $4,725 million and $4,220 million of the unrecognized tax benefits including accrued interest and penalties would affect our effective tax rate, respectively.
Decreases in balances related to tax positions taken during prior periods and settlement with taxing authorities related to the settlement of income tax audits in various jurisdictions during fiscal year 2019.
We are subject to U.S. income tax examination for fiscal years 2013 and later. Certain of our acquired companies are subject to tax examinations in major jurisdictions outside of the U.S. for fiscal years 2008 and later. It is possible that our existing unrecognized tax benefits may change up to $154 million as a result of lapses of the statute of limitations for certain audit periods and/or audit examinations expected to be completed within the next 12 months.